SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________

                                    Form 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                _______________

       Date of Report (Date of earliest event reported): February 28, 2003

                             FORTUNE FINANCIAL, INC.
             (Exact Name of registrant as Specified in its Charter)

        Florida                    000-6764                         59-1218935
----------------------------      ------------               -------------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
    of Incorporation)             File Number)               Identification No.)

                                200 Executive Way
                                    Suite 210
                        Ponte Vedra Beach, Florida 32082
                    (Address of Principal Executive Offices)

                                 (904) 285-1747
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 3.  Bankruptcy or Receivership

     On February 28, 2003, Fortune Financial, Inc. ("Fortune") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the "Court"). The case has been assigned to United States Bankruptcy Judge Jerry A. Funk and designated as Case Number 03-2026-3F1.

     A copy of the Petition, Bankruptcy Schedules and Statement of Financial Affairs are available to the public at the office of the Clerk of the Bankruptcy Court, 311 West Monroe Street, Jacksonville, Florida. The main telephone number for the Clerk's Office in Jacksonville is (904) 232-2852. A copy of the Petition, Bankruptcy Schedules and Statement of Financial Affairs can be ordered by calling the Judicial Research and Retrieval Services, Inc. at (904) 356-9110.

     Fortune will continue to operate its business and manage its properties as a debtor-in-possession, pursuant to Sections 1107 and 1108 of the Bankruptcy Code. Pursuant to the Bankruptcy Code, Fortune is required to submit to the Bankruptcy Court monthly financial reports to the Bankruptcy Court.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FORTUNE FINANCIAL, INC.


Date:  March 12, 2003                                By: /s/  J. JOHN WORTMAN
                                                         -----------------------
                                                              J. John Wortman
                                                              President and CEO












                                       2